SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 4, 2005 (November 3, 2005)

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-7940 (Commission File Number)	76-0466193 (I.R.S. Employer Identification No.)

808 Travis Street, Suite 1320 Houston, Texas (Address of principal executive offices)	77002 (Zip code)

Registrant’s telephone number, including area code: (713) 780-9494

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Goodrich Petroleum Corporation (the “Company”) issued a press release on November 3, 2005 reporting its third quarter 2005 financial and operating results. The Company is furnishing the press release as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued November 3, 2005

In accordance with General Instruction B.2 of the Form 8-K and Securities and Exchange Commission Release No. 33-8176, the Company is furnishing this information, including the press release, under Item 2.02 of Form 8-K. Therefore, the information is not deemed “filed” under Section 18 of the Securities and Exchange Act of 1934, as amended, nor is it deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION
(Registrant)

/s/ D. Hughes Watler, Jr.
D. Hughes Watler, Jr.
Senior Vice President & Chief Financial Officer

Dated: November 4, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued November 3, 2005